                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2003

                             U.S. HOME & GARDEN INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


        DELAWARE                        001-14015               77-0262908
        -----------                     ---------               ----------
(State or other jurisdiction           (Commission           (I.R.S. Employer
     of incorporation)                 File Number)         Identification No.)



655 Montgomery Street, San Francisco, California           94111
--------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code:  (415) 616-8111
                                                     ---------------------------


--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets


         On October 29, 2003 U.S. Home & Garden Inc. (the "Company") consummated the sale of substantially all of the operations and assets of its primary operating subsidiaries, Easy Gardener, Inc. ("Easy Gardener") and its subsidiaries and Ampro Industries, Inc. ("Ampro") to Easy Gardener Products, Ltd. ("Easy Gardener Products"), an entity formed by current and former members of management of those subsidiaries, including Richard Grandy, the Company's former Chief Operating Officer. Richard Kurz, the Company's Chief Financial Officer became an equity owner of Easy Gardener Products after the consummation of the asset sale and is expected to become a member of management of Easy Gardener Products and leave the employ of the Company. At the time of the sale these operations comprised approximately 99% of the Company's consolidated sales and 98% of the Company's consolidated assets. The assets acquired by Easy Gardener Products consisted of:

         o substantially all of the assets of Easy Gardener and Ampro, including:

                  o        all of their business operations and assets,

                  o the capital stock and operations of Easy Gardener's wholly-owned subsidiaries, Easy Gardener UK Ltd. and Weatherly Consumer Products Group, Inc., and

                  o indirectly, the capital stock and operations of Weatherly Consumer Products, Inc., a wholly-owned subsidiary of Weatherly Consumer Products Group, Inc; and

         o from the Company, all of the common securities of its subsidiary, U.S. Home & Garden Trust I (the "Trust"), as well as the 251,981 trust preferred securities previously issued by the Trust and owned by the Company at the time of the sale.

         In addition, Easy Gardener Products assumed substantially all of the selling subsidiaries' liabilities as well as the Company's obligations relating to the Trust. These liabilities comprised approximately 99% of the Company's consolidated liabilities at the time of the sale.

          Easy Gardener Products paid the Company a total purchase price of $11,950,000, less certain expenses related to the transaction, for the assets it acquired resulting in the Company's receipt of net proceeds of approximately $11,494,000. Of this amount, $9,894,000 was paid to the Company in cash at the closing and $1,600,000 was paid to the Company in the form of a subordinated promissory note. The note matures in 2009 subject to certain prepayments from excess cash flow. Interest on the principal amount outstanding from time to time will accrue at the rate of 9% per annum and will be capitalized by increasing the principal amount of the note. The note is subordinated to the indebtedness of Easy Gardener Products under its senior credit facility and under its note issued to Central Garden & Pet Company in connection with the transaction. The note is senior to the debentures underlying the trust preferred securities issued by the Trust.

                  In addition, Easy Gardener Products:

         o paid the Company's obligations under the Company's then existing term loan and assumed all borrowings outstanding under the revolving credit facility as of the closing and the Company was discharged from any future obligations under the facility;

         o assumed the Company's obligations under the Trust-related documents and the Company was discharged from any further obligations under the Trust-related documents;

         o assumed the Company's obligations to sell up to 94,875 trust preferred securities under an option previously granted by the Company in November 2001 to its prior subordinated lenders; and

         o        assumed   substantially  all  of  the  selling   subsidiaries'
                  operational (non-debt) liabilities;

         The Company retained the capital stock and assets of its Golden West Agri-Products, Inc. subsidiary, which accounted for less than 1% of the Company's consolidated net sales for each of the last three fiscal years. In addition, in connection with the transaction, Easy Gardener Products paid Robert Kassel, the Company's Chairman, Chief Executive Officer and President, $1,250,000 for entering into a non-compete agreement. The sales price of the assets sold was determined by negotiations among the parties to the Asset Purchase Agreement relating to the sale.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable

         (b)      Pro Forma Financial Information

                                                                                        Page No.
                                                                                        --------
         Introduction                                                                   PF-1

         Pro forma condensed  consolidated balance sheet as of June 30,  2003           PF-2-3

         Pro forma  condensed  consolidated  statement of operations for the
         year ended                                                                     PF-4

         June 30,  2003 Notes to pro forma condensed consolidated financial
         statements                                                                     PF-5-6


         (c)      Exhibits

         2.1 Asset Purchase Agreement, dated December 11, 2002, as amended July 31, 2003, by and between Easy Gardener Products, Ltd., EYAS International, Inc., U.S. Home & Garden Inc., Easy Gardener, Inc., Ampro Industries, Inc., and Weed Wizard Acquisition Corp.(incorporated by reference to Exhibit 2.1 and Annex A to Post-Effective Amendment No. 1 to the Registration Statement on Form S-4 of Easy Gardener Products, Ltd. and U.S. Home & Garden Trust I (SEC File nos. 333-102296 and 333-102296-01).

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    U.S. HOME & GARDEN INC.
                                    (Registrant)


                                    By: /s/ Robert Kassel
                                        ------------------------------------
                                        Robert Kassel
                                        President and Chief Executive Officer


Date: November 13, 2003

                        Unaudited Pro Forma Consolidated Financial Statements of
                                                         U.S. Home & Garden Inc.
                                                        Unaudited Balance Sheets
                                                                   June 30, 2003
                                                                  (In thousands)


On October 29, 2003 the Company consummated the sale of substantially all of the operations and assets of the Company's primary operating subsidiaries, Easy Gardener, Inc. ("Easy Gardener") and its subsidiaries and Ampro Industries, Inc. ("Ampro") to Easy Gardener Products, Ltd. ("Easy Gardener Products"), an entity formed by current and former members of management of those subsidiaries. At the time of the sale these operations comprised approximately 99% of the Company's consolidated sales and 98% of the Company's consolidated assets. The following unaudited pro forma condensed consolidated financial statements give effect to the asset sale as reflected on the Company's consolidated financial statements. This will result in a substantial reduction of the Company's operations. The pro forma financial information reflects these matters and has been prepared utilizing the historical financial statements of the Company included in its Annual Report on Form 10-K for the year ended June 30, 2003.

The Pro Forma consolidated financial statements of the Company (Pro Forma for the transaction), as of and for the year ended June 30, 2003 assume, for balance sheet purposes, that the sale had taken place at June 30, 2003 and, for purposes of the statement of operations, that the sale had taken place at the beginning of the fiscal year presented using the same terms for the proposed sale.

The asset sale resulted in the elimination of the Company's historical lawn and garden operations with a corresponding elimination in substantially all of the Company's operating revenue and related expenses. The Company's only operations currently consist of those of its Golden West Agri-Products, Inc. subsidiary, which account for less than 1% of the Company's consolidated net sales.

The unaudited pro forma consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the results of operations or financial position that would have been achieved had the transaction reflected therein been consummated as of the dates indicated, or of the results of operations or financial position for any future periods.

                        Unaudited Pro Forma Consolidated Financial Statements of
                                                         U.S. Home & Garden Inc.
                                                        Unaudited Balance Sheets
                                                                   June 30, 2003
                                                                  (In thousands)



                                                                    Operations                              Operations to be
                                                                    to be sold       Adjustments for             sold (after
                                                     USH&G        (historical)       excluded assets             exclusions)
                                              (historical)                 (A)       and liabilities                     (A)
---------------------------------------------------------------------------------------------------------------------------------
   Assets

   Current:
   Cash and short term investments        $            822      $          593       $                       $           593
   Accounts receivable                              24,467              24,275                                        24,275
   Inventories                                       9,138               9,103                                         9,103
   Prepaid expenses and
      other current assets                             721                 597                                           597
   Refundable income taxes                             137                 137                                           137
   Deferred tax asset                                  385                 299                  (299)(C)                   -
   Current assets of discontinued
   operations                                           62                   -                                             -
---------------------------------------------------------------------------------------------------------------------------------

   Total Current Assets                             35,732              35,004                  (299)                 34,705
---------------------------------------------------------------------------------------------------------------------------------

   Property and Equipment, net                       4,018               3,994                                         3,994
---------------------------------------------------------------------------------------------------------------------------------

   Intangible Assets:
   Goodwill                                         49,878              49,206                                        49,206
   Deferred financing costs                          3,975               3,975                                         3,975
   Non-compete                                         744                 744                                           744
   Package design                                    1,204               1,204                                         1,204
   Product rights                                      467                 467                                           467
---------------------------------------------------------------------------------------------------------------------------------
   Total Intangible Assets                          56,268              55,596                                        55,596

   Officer Receivables                                 512                   -                                             -
   Parent Company Receivable                             -              29,858               (29,858)(E)                   -
   Note Receivable                                       -                   -                                             -
   Other Assets                                         29                   7                                             7
---------------------------------------------------------------------------------------------------------------------------------
                                          $         96,559      $      124,459       $       (30,157)        $        94,302
---------------------------------------------------------------------------------------------------------------------------------

                                          Operations to
                                            remain with     Adjustments for
                                           USH&G (after        the proposed                      USH&G
                                            exclusions)         transaction             (pro forma for
                                                    (B)                 (B)           the transaction)
--------------------------------------------------------------------------------------------------------
   Assets

   Current:
   Cash and short term investments        $         229       $       9,894 (F)     $           10,123
   Accounts receivable                              192                                            192
   Inventories                                       35                                             35
   Prepaid expenses and
      other current assets                          124                                            124
   Refundable income taxes                            -                                              -
   Deferred tax asset                               385                (385)(G)                      -
   Current assets of discontinued
   operations                                        62                                             62
--------------------------------------------------------------------------------------------------------

   Total Current Assets                           1,027               9,509                     10,536
--------------------------------------------------------------------------------------------------------

   Property and Equipment, net                       24                                             24
--------------------------------------------------------------------------------------------------------

   Intangible Assets:
   Goodwill                                         672                                            672
   Deferred financing costs                           -                                              -
   Non-compete                                        -                                              -
   Package design                                     -                                              -
   Product rights                                     -                                              -
--------------------------------------------------------------------------------------------------------
   Total Intangible Assets                          672                                            672

   Officer Receivables                              512                                            512
   Parent Company Receivable                          -                                              -
   Note Receivable                                    -               1,600 (H)                  1,600
   Other Assets                                      22                                             22
--------------------------------------------------------------------------------------------------------
                                          $       2,257       $      11,109         $           13,366
--------------------------------------------------------------------------------------------------------

                        Unaudited Pro Forma Consolidated Financial Statements of
                                                         U.S. Home & Garden Inc.
                                                        Unaudited Balance Sheets
                                                                   June 30, 2003
                                                                  (In thousands)


                                                                                                             Operations to
                                                             Operations to be       Adjustments for         be sold (after
                                                            sold (historical)       excluded assets            exclusions)
                                      USH&G (historical)                  (A)       and liabilities                    (A)
---------------------------------------------------------------------------------------------------------------------------
   Liabilities and Stockholders'
   Equity

   Current:
     Bank debt                         $          27,227   $           27,227    $                          $       27,227
     Accounts payable                              8,954                8,483                                        8,483
     Accrued expenses                              5,067                4,713                                        4,713
     Current liabilities of
     Discontinued operations                          16                    -                                            -
---------------------------------------------------------------------------------------------------------------------------
Total Current Liabilities                         41,264               40,423                                       40,423

    Bank debt                                          -                    -                                            -
    Deferred tax liability                           239                3,004                (3,004)(D)                  -
  Trust Preferred
     Securities                                   57,092               57,092                                       57,092
---------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                              98,595              100,519                (3,004)                97,515
---------------------------------------------------------------------------------------------------------------------------

   Stockholders' Equity (Deficit):
     Common stock                                     22                    -                                            -
     Additional paid-in capital                   52,470                    -                                            -
     Sold operations capital                           -               23,940                  (299)(C)             (3,213)
                                                                                              3,004 (D)
                                                                                            (29,858)(E)
  Retained earnings
  (deficit)                                      (41,700)                   -                                            -






---------------------------------------------------------------------------------------------------------------------------
                                                  10,792               23,940               (27,153)                (3,213)
    Less treasury stock                          (12,828)                   -                     -                      -
---------------------------------------------------------------------------------------------------------------------------
   Total Stockholders' Equity                     (2,036)              23,940               (27,153)                (3,213)
         (Deficit)
---------------------------------------------------------------------------------------------------------------------------
                                       $          96,559   $          124,459    $          (30,157)        $       94,302
---------------------------------------------------------------------------------------------------------------------------

                                            Operations to
                                              remain with    Adjustments for
                                             USH&G (after       the proposed                     USH&G
                                              exclusions)        transaction        (pro forma for the
                                                      (B)                (B)              transaction)
----------------------------------------------------------------------------------------------------------
   Liabilities and Stockholders'
   Equity

   Current:
     Bank debt                            $             -     $                      $               -
     Accounts payable                                 471               (471) (I)                    -
     Accrued expenses                                 354                                          354
     Current liabilities of
     Discontinued operations                           16                                           16
----------------------------------------------------------------------------------------------------------
Total Current Liabilities                             841               (471)                      370

    Bank debt                                           -                                            -
    Deferred tax liability                            239               (239)(J)                     -
  Trust Preferred
     Securities                                         -                                            -
----------------------------------------------------------------------------------------------------------
   Total Liabilities                                1,080               (710)                      370
----------------------------------------------------------------------------------------------------------

   Stockholders' Equity (Deficit):
     Common stock                                      22                                           22
     Additional paid-in capital                    52,470                150 (K)                52,620
     Sold operations capital                        3,213             (3,213)(L)


  Retained earnings
  (deficit)                                       (41,700)             3,213 (L)                     -
                                                                       9,894 (F)
                                                                        (385)(G)
                                                                       1,600 (H)
                                                                         471 (I)
                                                                         239 (J)
                                                                        (150)(K)              (26,818)
----------------------------------------------------------------------------------------------------------
                                                   14,005             11,819                    25,824
    Less treasury stock                           (12,828)                 -                   (12,828)
----------------------------------------------------------------------------------------------------------
   Total Stockholders' Equity                       1,177             11,819                    12,996
         (Deficit)
----------------------------------------------------------------------------------------------------------
                                          $         2,257     $       11,109         $          13,366
----------------------------------------------------------------------------------------------------------

                        Unaudited Pro Forma Consolidated Financial Statements of
                                                         U.S. Home & Garden Inc.
                                  Unaudited Consolidated Statement of Operations
                                                        Year ended June 30, 2003
                                                 (In thousands except per share)



                                                       Operations to be                            Operations to
                                                                   sold     Adjustments for       be sold (after
                                             USH&G         (historical)     excluded assets          exclusions)
                                      (historical)                  (A)     and liabilities                  (A)
-------------------------------------------------------------------------------------------------------------------
  Net Sales                         $       76,244       $       75,698     $             -      $        75,698
  Cost of Sales                             43,453               43,279                   -               43,279
-------------------------------------------------------------------------------------------------------------------

  Gross Profit                              32,791               32,419                   -               32,419
-------------------------------------------------------------------------------------------------------------------

  Operating Expenses:
     Selling and shipping                   18,640               18,216                   -               18,216
     General and administrative              7,637                4,916                   -                4,916
     Depreciation                              711                  691                   -                  691
     Other amortization                      1,037                  917                   -                  917
-------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                    28,025               24,740                   -               24,740
-------------------------------------------------------------------------------------------------------------------

  Income (Loss) from Operations              4,766                7,679                   -                7,679

  Other Expenses:
     Refinancing and
     transaction costs                      (4,291)              (3,928)                  -               (3,928)
                                                                                          -
     Interest expense, net                  (7,994)              (7,994)                                  (7,994)
-------------------------------------------------------------------------------------------------------------------

  Loss From Continuing
      Operations Before Income
    Tax                                     (7,519)              (4,243)                  -               (4,243)

Income Tax Expense                            (133)               2,009                   -                2,009
-------------------------------------------------------------------------------------------------------------------

Net Loss From Continuing
       Operations                   $       (7,652)     $        (2,234)    $             -    $          (2,234)
-------------------------------------------------------------------------------------------------------------------
  Weighted Average Common
      Shares Outstanding -
      Basic and Fully Diluted               17,868
-------------------------------------------------------------------------------------------------------------------
  Basic and Fully Diluted Loss
    per Share                                ($.43)
-------------------------------------------------------------------------------------------------------------------

                                        Operations to        Adjustments
                                          remain with            for the
                                         USH&G (after           proposed                USH&G
                                          exclusions)        transaction       (pro forma for
                                                  (B)                (B)      the transaction)
--------------------------------------------------------------------------------------------------
  Net Sales                             $         546      $           -      $           546
  Cost of Sales                                   174                  -                  174
--------------------------------------------------------------------------------------------------

  Gross Profit                                    372                  -                  372
--------------------------------------------------------------------------------------------------

  Operating Expenses:
     Selling and shipping                         424                  -                  424
     General and administrative                 2,721                  -                2,721
     Depreciation                                  20                  -                   20
     Other amortization                           120                  -                  120
--------------------------------------------------------------------------------------------------
Total Operating Expenses                        3,285                  -                3,285
--------------------------------------------------------------------------------------------------

  Income (Loss) from Operations                (2,913)                 -               (2,913)

  Other Expenses:
     Refinancing and
     transaction costs                           (363)               363  (M)              --

     Interest expense, net                                           144  (H)             144
--------------------------------------------------------------------------------------------------

  Loss From Continuing
      Operations Before Income
    Tax                                        (3,276)               507               (2,769)

Income Tax Expense                             (2,142)                 -               (2,142)
--------------------------------------------------------------------------------------------------

Net Loss From Continuing
       Operations                      $       (5,418)     $         507      $        (4,911)
--------------------------------------------------------------------------------------------------
  Weighted Average Common
      Shares Outstanding -
      Basic and Fully Diluted                                                          18,168
--------------------------------------------------------------------------------------------------
  Basic and Fully Diluted Loss
    per Share                                                                           ($.27)
--------------------------------------------------------------------------------------------------


See accompanying notes to unaudited pro forma consolidated financial statements.

                        Unaudited Pro Forma Consolidated Financial Statements of
                                                         U.S. Home & Garden Inc.
                  Notes to Unaudited Pro Forma Consolidated Financial Statements
================================================================================






         A. The financial statements related to the Operations to be sold (historical) are derived from the previously reported consolidated financial statements of U.S. Home & Garden Inc. The Operations to be sold (historical) are adjusted to exclude intercompany assets and liabilities which as stated in the Asset Purchase Agreement are not being acquired. The elimination of such intercompany balances are included in the column entitled "Adjustments for excluded assets and liabilities." The operations being acquired are Ampro and Easy Gardener, including its wholly-owned subsidiaries, other than the operations of Weed Wizard Acquisition Corp., which are not being acquired pursuant to the asset purchase agreement. In accordance with the Asset Purchase Agreement, Easy Gardener Products, Ltd. is acquiring either the outstanding assets and liabilities of the operations or, in the case of Weatherly Consumer Products Group, Inc., Weatherly Consumer Products, Inc., and Easy Gardener UK, Ltd., the stock ownership of those operations.


                  The historical financial data of each individual entity included in the consolidated financial statements of U.S. Home & Garden Inc. includes allocations and transfers through intercompany accounts between the various entities over time. Such allocations include the allocation of income taxes.


         B. Operations to remain with the Company (after exclusions) are those operations not included in the sale and the intercompany balances of the operations being sold which are excluded from the sale as noted above.


                  The unaudited pro forma adjustments described below assist in the analysis of the future prospects of U.S. Home & Garden Inc. after giving effect to the pro forma adjustments. The unaudited pro forma consolidated financial statements of operations do not include the impact of nonrecurring charges or credits directly attributable to the transaction and do not include a gain in the Pro Forma Unaudited Consolidated Statement of Operations from the transaction. In the opinion of management, all adjustments have been made that are necessary to present fairly the pro forma data.

         C. Deferred tax assets of the operations to be sold have been excluded from the operations to be sold in accordance with the terms of the Asset Purchase Agreement.

         D. Deferred tax liabilities of the operations to be sold have been excluded from the operations to be sold in accordance with the terms of the Asset Purchase Agreement.

         E. Intercompany balances between U.S. Home & Garden Inc. and the operations to be sold have been excluded from the operations to be sold in accordance with the Asset Purchase Agreement.

         F. Cash and short term investments increase by $9,894,000 as the result of the cash proceeds received at the date of the sale, and are net of estimated cash expenses related to the sale.

                        Unaudited Pro Forma Consolidated Financial Statements of
                                                         U.S. Home & Garden Inc.
                  Notes to Unaudited Pro Forma Consolidated Financial Statements
================================================================================

         G. The deferred tax asset of $385,000 is eliminated as a result of the gain to be recognized on the proposed sale transaction.

         H. A note receivable is created for $1,600,000 as a result of that portion of the purchase price taken in the form of a note. Interest income on the note is 9% per year, which is added to the note amount. Interest income for the first year amounts to $144,000.

         I. Accounts payable decreased to reflect parent company payables assumed by the buyer.

         J. The deferred tax liability of $239,000 is eliminated as a result of the gain on the proposed sale transaction.

         K. Equity is increased by $150,000 to record the transaction costs paid by the issuance of 300,000 shares of common stock of U.S. Home & Garden Inc.

         L. The net deficit of $ (3,213,000) in the Operations to be sold (after intercompany exclusions) is eliminated as a result of the sale. The sum of the pro forma adjustments F through K result in a gain on the proposed transaction of $14,882,000.

         M.       Cost of refinancing would not be part of our ongoing business.